N / E / W / S R / E / L / E / A / S / E

October 24, 2013

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES THIRD QUARTER 2013 EARNINGS

First Merchants Corporation (NASDAQ - FRME) has reported third quarter 2013 earnings per share of $.35 equaling the same period in 2012 as net income available to common stockholders totaled $10 million. Year-to-date earnings per share totaled $1.07 compared to $.88, a 21.6 percent increase, after excluding a one time gain from the FDIC purchase of SCB Bank of $9.1 million, or $.21 per share, in the first quarter of 2012.

Michael C. Rechin, President and Chief Executive Officer, stated, “An improved net interest margin coupled with loan growth resulted in increased net interest income over the 2nd quarter of this year. Despite the continued difficulty of the interest rate environment and softening mortgage market we completed a very solid quarter. The balance we have achieved in revenue enhancement and expense control is providing shareholder value. Credit-related metrics continue to improve as we prepare to add the Citizens market to our franchise in November.” Rechin also added, “Our plans to close on the accretive merger with Citizens in the near term are intact and we look forward to adding our new communities, customers and employees.”

Total assets equaled $4.3 billion as of quarter-end and total loans were $2.9 billion, an increase of $89.1 million, or 3.1 percent over the same period in 2012. Growth in the Corporation's commercial and industrial loans and commercial real estate portfolios increased by $59.8 million and $23.1 million, respectively. Construction loans increased by $56.3 million while residential real estate loans declined by $23 million during the same period.

Net-interest income totaled $37 million for the quarter and net-interest margin totaled 3.97 percent as yields on earning assets totaled 4.35 percent and the cost of supporting liabilities totaled .38 percent. Third quarter net-interest income declined by $2.9 million from the prior year; however, it improved over the second quarter of 2013 by $372,000. Year-to-date net-interest income totaled $113.1 million compared to $114.1 million during the first three quarters of 2012.

Provision expense totaled $1.5 million for the third quarter of 2013, compared to $4.6 million in 2012. Net charge-offs totaled $3.5 million for the third quarter, down from $5.3 million in the third quarter of 2012. Year-to-date provision expense totaled $5.6 million versus $8.8 million of net charge-offs. The allowance for loan losses totaled $66.2 million, or 2.26 percent of total loans and 189 percent of non-accrual loans. Additionally, non-performing assets declined by $27.3 million, or 35 percent year-over-year.

Non-interest income totaled $11.8 million for the quarter, a decrease from the third quarter 2012 total of $14.3 million. Of the $2.5 million decline, $1.2 million resulted from fewer net gains and fees on sales of mortgage loans and $843,000 was the result of fewer bond gains. 2013 year-to-date non-interest income totaled $39.7 million compared to $41 million in 2012, after excluding the $9.1 million gain on the FDIC modified whole bank transaction in the first quarter of 2012. Non-interest expense totaled $34.2 million for the quarter, down $185,000 from the third quarter of 2012. Year-to-date non-interest expense totaled $102.7 million, up modestly from the same period in 2012.

Included in the quarter’s results are the operating losses from a low income housing tax credit investment totaling $554,000. The loss is tax deductible and when coupled with the tax credit recognition of $791,000, reduces income tax expense by $985,000 for the quarter. When modified for the loss and the tax credits, our quarterly tax rate was 26.8 percent and in line with prior quarters.

As of September 30, 2013, the Corporation's total risk-based capital equaled 14.96 percent, Tier 1 common risk-based capital equaled 10.42 percent and tangible common equity ratio totaled 7.97 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a third quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, October 24, 2013.

To participate, dial (Toll Free) 888-317-6016 and reference First Merchants Corporation's third quarter earnings release. International callers please call +1 412-317-6016. A replay of the call will be available until October 24, 2014. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10034351.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme131024.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A. First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,
	2013	2012
ASSETS
Cash and cash equivalents	$92,341	$57,027
Interest-bearing time deposits	18,875	35,324
Investment securities	914,135	928,716
Mortgage loans held for sale	5,312	27,711
Loans	2,925,457	2,836,324
Less: Allowance for loan losses	(66,224)	(69,493)
Net loans	2,859,233	2,766,831
Premises and equipment	54,386	51,373
Federal Reserve and Federal Home Loan Bank stock	32,790	32,824
Interest receivable	16,171	17,519
Core deposit intangibles and goodwill	148,376	150,019
Cash surrender value of life insurance	127,322	124,702
Other real estate owned	12,052	13,780
Tax asset, deferred and receivable	31,385	29,344
Other assets	13,533	14,998
TOTAL ASSETS	$4,325,911	$4,250,168
LIABILITIES
Deposits:
Noninterest-bearing	$790,174	$679,818
Interest-bearing	2,465,672	2,514,933
Total Deposits	3,255,846	3,194,751
Borrowings:
Federal funds purchased	115,938	57,024
Securities sold under repurchase agreements	123,935	153,454
Federal Home Loan Bank advances	172,292	145,467
Subordinated debentures and term loans	111,849	112,169
Total Borrowings	524,014	468,114
Interest payable	1,155	1,591
Other liabilities	31,427	38,857
Total Liabilities	3,812,442	3,703,313
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding - 34,043 and 90,782.94 shares	34,043	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 28,825,465 and 28,672,177 shares	3,603	3,584
Additional paid-in capital	258,350	256,290
Retained earnings	233,546	198,094
Accumulated other comprehensive loss	(16,198)	(2,021)
Total Stockholders' Equity	513,469	546,855
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,325,911	$4,250,168

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Nine Months Ended
(Dollars In Thousands, Except Per Share Amounts)	September 30,		September 30,
	2013	2012	2013	2012
INTEREST INCOME
Loans receivable:
Taxable	$33,548	$38,160	$104,725	$110,660
Tax-exempt	85	118	315	358
Investment securities:
Taxable	3,876	4,176	11,071	13,218
Tax-exempt	2,840	2,532	7,809	7,645
Deposits with financial institutions	18	16	99	69
Federal Reserve and Federal Home Loan Bank stock	369	345	1,108	1,035
Total Interest Income	40,736	45,347	125,127	132,985
INTEREST EXPENSE
Deposits	2,213	3,517	7,703	11,566
Federal funds purchased	72	38	84	62
Securities sold under repurchase agreements	192	211	594	703
Federal Home Loan Bank advances	506	492	1,427	2,123
Subordinated debentures and term loans	731	1,187	2,189	4,460
Total Interest Expense	3,714	5,445	11,997	18,914
NET INTEREST INCOME	37,022	39,902	113,130	114,071
Provision for loan losses	1,533	4,609	5,632	14,029
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	35,489	35,293	107,498	100,042
OTHER INCOME
Service charges on deposit accounts	3,120	2,913	8,761	8,625
Fiduciary activities	1,986	1,986	6,357	5,907
Other customer fees	2,899	2,740	8,495	8,476
Commission income	1,636	1,618	5,556	4,770
Earnings on cash surrender value of life insurance	611	685	1,921	2,725
Net gains and fees on sales of loans	1,673	2,849	6,508	7,115
Net realized gains on sales of available for sale securities		843	487	2,134
Gain on FDIC modified whole bank transaction				9,124
Other income	(125)	639	1,651	1,220
Total Other Income	11,800	14,273	39,736	50,096
OTHER EXPENSES
Salaries and employee benefits	20,616	20,083	61,943	59,078
Net occupancy	2,430	2,568	7,299	7,692
Equipment	1,852	1,798	5,368	5,259
Marketing	559	536	1,561	1,542
Outside data processing fees	1,515	1,413	4,386	4,295
Printing and office supplies	320	287	962	848
Core deposit amortization	383	489	1,153	1,438
FDIC assessments	677	792	2,095	2,771
Other real estate owned and credit-related expenses	1,648	2,104	4,993	6,412
Other expenses	4,219	4,334	12,901	13,277
Total Other Expenses	34,219	34,404	102,661	102,612
INCOME BEFORE INCOME TAX	13,070	15,162	44,573	47,526
Income tax expense	2,667	3,926	11,490	12,714
NET INCOME	10,403	11,236	33,083	34,812
Preferred stock dividends	(430)	(1,134)	(2,139)	(3,404)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$9,973	$10,102	$30,944	$31,408
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.35	$0.35	$1.08	$1.09
Diluted Net Income Available to Common Stockholders	$0.35	$0.35	$1.07	$1.09
Cash Dividends Paid	$0.05	$0.03	$0.13	$0.07
Average Diluted Shares Outstanding (in thousands)	29,081	28,888	29,026	28,819

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
NET CHARGE OFF'S	$3,511	$5,259	$8,774	$15,434

AVERAGE BALANCES:
Total Assets	$4,286,982	$4,237,590	$4,288,645	$4,230,186
Total Loans	2,918,207	2,845,398	2,912,700	2,803,706
Total Earning Assets	3,888,646	3,829,127	3,885,061	3,818,805
Total Deposits	3,295,369	3,248,100	3,332,589	3,243,217
Total Stockholders' Equity	508,034	540,988	528,156	530,153

FINANCIAL RATIOS:
Return on Average Assets	0.93%	0.95%	0.96%	0.99%
Return on Average Stockholders' Equity	7.85	7.47	7.81	7.90
Return on Average Common Stockholders' Equity	8.42	8.98	8.76	9.53
Average Earning Assets to Average Assets	90.71	90.36	90.59	90.28
Allowance for Loan Losses as % of Total Loans	2.26	2.43	2.26	2.43
Net Charge Off's as % of Average Loans (Annualized)	0.48	0.74	0.40	0.73
Average Stockholders' Equity to Average Assets	11.85	12.77	12.32	12.53
Tax Equivalent Yield on Earning Assets	4.35	4.89	4.44	4.79
Cost of Supporting Liabilities	0.38	0.57	0.41	0.66
Net Interest Margin (FTE) on Earning Assets	3.97	4.32	4.03	4.13

NON-PERFORMING ASSETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Non-Accrual Loans	$34,992	$38,971	$46,761	$53,399	$56,999
Renegotiated Loans	3,269	4,407	5,445	12,681	6,871
Non-Performing Loans (NPL)	38,261	43,378	52,206	66,080	63,870
Other Real Estate Owned	12,052	11,765	13,130	13,263	13,780
Non-Performing Assets (NPA)	50,313	55,143	65,336	79,343	77,650
90+ Days Delinquent	837	1,072	959	2,037	1,974
NPAS & 90 Day Delinquent	$51,150	$56,215	$66,295	$81,380	$79,624

Loan Loss Reserve	$66,224	$68,202	$68,537	$69,366	$69,493
Quarterly Net Charge-offs	3,511	2,332	2,931	4,632	5,259
NPAs / Actual Assets %	1.16%	1.27%	1.54%	1.84%	1.83%
NPAs & 90 Day / Actual Assets %	1.18%	1.30%	1.56%	1.89%	1.87%
NPAs / Actual Loans and REO %	1.71%	1.87%	2.24%	2.70%	2.70%
Loan Loss Reserves / Actual Loans (%)	2.26%	2.32%	2.36%	2.37%	2.43%
Net Charge Off's as % of Average Loans (Annualized)	0.48%	0.32%	0.40%	0.65%	0.74%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
ASSETS
Cash and cash equivalents	$92,341	$69,404	$51,592	$101,460	$57,027
Interest-bearing time deposits	18,875	59,898	60,407	38,443	35,324
Investment securities	914,135	908,992	869,563	874,363	928,716
Mortgage loans held for sale	5,312	14,531	26,555	22,300	27,711
Loans	2,925,457	2,920,080	2,879,542	2,902,209	2,836,324
Less: Allowance for loan losses	(66,224)	(68,202)	(68,537)	(69,366)	(69,493)
Net loans	2,859,233	2,851,878	2,811,005	2,832,843	2,766,831
Premises and equipment	54,386	54,165	53,762	52,749	51,373
Federal Reserve and Federal Home Loan Bank stock	32,790	32,790	32,777	32,785	32,824
Interest receivable	16,171	15,186	15,346	16,367	17,519
Core deposit intangibles and goodwill	148,376	148,759	149,142	149,529	150,019
Cash surrender value of life insurance	127,322	126,710	126,098	125,397	124,702
Other real estate owned	12,052	11,765	13,130	13,263	13,780
Tax asset, deferred and receivable	31,385	30,959	27,597	30,867	29,344
Other assets	13,533	13,227	15,856	14,455	14,998
TOTAL ASSETS	$4,325,911	$4,338,264	$4,252,830	$4,304,821	$4,250,168
LIABILITIES
Deposits:
Noninterest-bearing	790,174	741,095	$763,965	$801,597	$679,818
Interest-bearing	2,465,672	2,591,698	2,546,843	2,544,786	2,514,933
Total Deposits	3,255,846	3,332,793	3,310,808	3,346,383	3,194,751
Borrowings:
Federal funds purchased	115,938	57,085		18,862	57,024
Securities sold under repurchase agreements	123,935	161,779	161,813	141,828	153,454
Federal Home Loan Bank advances	172,292	92,743	93,169	94,238	145,467
Subordinated debentures and term loans	111,849	111,778	111,778	112,161	112,169
Total Borrowings	524,014	423,385	366,760	367,089	468,114
Interest payable	1,155	1,150	1,348	1,841	1,591
Other liabilities	31,427	41,643	35,356	37,272	38,857
Total Liabilities	3,812,442	3,798,971	3,714,272	3,752,585	3,703,313
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding	34,043	68,087	68,087	90,783	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	3,603	3,600	3,598	3,587	3,584
Additional paid-in capital	258,350	257,626	256,966	256,843	256,290
Retained earnings	233,546	225,034	216,530	206,397	198,094
Accumulated other comprehensive loss	(16,198)	(15,179)	(6,748)	(5,499)	(2,021)
Total Stockholders' Equity	513,469	539,293	538,558	552,236	546,855
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,325,911	$4,338,264	$4,252,830	$4,304,821	$4,250,168

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
INTEREST INCOME
Loans receivable:
Taxable	$33,548	$34,018	$37,159	$36,085	$38,160
Tax-exempt	85	113	117	122	118
Investment securities:
Taxable	3,876	3,577	3,618	3,809	4,176
Tax-exempt	2,840	2,515	2,454	2,544	2,532
Deposits with financial institutions	18	62	19	31	16
Federal Reserve and Federal Home Loan Bank stock	369	368	371	373	345
Total Interest Income	40,736	40,653	43,738	42,964	45,347
INTEREST EXPENSE
Deposits	2,213	2,599	2,891	3,234	3,517
Federal funds purchased	72	1	11	7	38
Securities sold under repurchase agreements	192	208	194	204	211
Federal Home Loan Bank advances	506	462	459	501	492
Subordinated debentures and term loans	731	733	725	753	1,187
Total Interest Expense	3,714	4,003	4,280	4,699	5,445
NET INTEREST INCOME	37,022	36,650	39,458	38,265	39,902
Provision for loan losses	1,533	1,997	2,102	4,505	4,609
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	35,489	34,653	37,356	33,760	35,293
OTHER INCOME
Service charges on deposit accounts	3,120	2,912	2,729	2,962	2,913
Fiduciary activities	1,986	2,264	2,107	1,984	1,986
Other customer fees	2,899	2,816	2,780	2,757	2,740
Commission income	1,636	1,748	2,172	1,454	1,618
Earnings on cash surrender value of life insurance	611	610	700	693	685
Net gains and fees on sales of loans	1,673	2,457	2,378	3,513	2,849
Net realized gains on sales of available for sale securities		239	248	255	843
Other income	(125)	1,013	763	588	639
Total Other Income	11,800	14,059	13,877	14,206	14,273
OTHER EXPENSES
Salaries and employee benefits	20,616	20,536	20,791	20,320	20,083
Net occupancy	2,430	2,267	2,602	2,494	2,568
Equipment	1,852	1,742	1,774	1,942	1,798
Marketing	559	535	467	616	536
Outside data processing fees	1,515	1,391	1,480	1,361	1,413
Printing and office supplies	320	311	331	321	287
Core deposit amortization	383	383	387	489	489
FDIC assessments	677	674	744	738	792
Other real estate owned and credit-related expenses	1,648	1,479	1,866	1,766	2,104
Other expenses	4,219	4,424	4,258	4,456	4,334
Total Other Expenses	34,219	33,742	34,700	34,503	34,404
INCOME BEFORE INCOME TAX	13,070	14,970	16,533	13,463	15,162
Income tax expense	2,667	4,155	4,668	3,153	3,926
NET INCOME	10,403	10,815	11,865	10,310	11,236
Preferred stock dividends	(430)	(852)	(857)	(1,135)	(1,134)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$9,973	$9,963	$11,008	$9,175	$10,102

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.35	$0.35	$0.38	$0.32	$0.35
Diluted Net Income Available to Common Stockholders	$0.35	$0.34	$0.38	$0.32	$0.35
Cash Dividends Paid	$0.05	$0.05	$0.03	$0.03	$0.03
Average Diluted Shares Outstanding (in thousands)	29,081	29,024	28,971	28,930	28,888
FINANCIAL RATIOS:
Return on Average Assets	0.93%	0.92%	1.04%	0.85%	0.95%
Return on Average Stockholders' Equity	7.85	7.34	8.25	6.66	7.47
Return on Average Common Stockholders' Equity	8.42	8.40	9.47	7.97	8.98
Average Earning Assets to Average Assets	90.71	90.59	90.46	90.28	90.36
Allowance for Loan Losses as % of Total Loans	2.26	2.32	2.36	2.37	2.43
Net Charge Off's as % of Average Loans (Annualized)	0.48	0.32	0.40	0.65	0.74
Average Stockholders' Equity to Average Assets	11.85	12.54	12.56	12.84	12.77
Tax Equivalent Yield on Earning Assets	4.35	4.29	4.70	4.58	4.89
Cost of Supporting Liabilities	0.38	0.41	0.45	0.48	0.57
Net Interest Margin (FTE) on Earning Assets	3.97	3.88	4.25	4.10	4.32

LOANS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Commercial and industrial loans	$652,356	$657,764	$637,952	$622,579	$592,517
Agricultural production financing and other loans to farmers	98,489	105,175	104,284	112,527	107,166
Real estate loans:
Construction	149,875	101,909	75,877	98,639	93,610
Commercial and farmland	1,264,180	1,272,761	1,280,611	1,266,682	1,241,054
Residential	452,277	460,108	467,629	473,537	475,272
Home Equity	206,816	203,788	201,767	203,406	204,888
Individuals' loans for household and other personal expenditures	70,380	79,258	73,314	75,748	77,171
Lease financing receivables, net of unearned income	1,815	1,828	2,013	2,590	2,970
Other loans	29,269	37,489	36,095	46,501	41,676
Loans	2,925,457	2,920,080	2,879,542	2,902,209	2,836,324
Allowance for loan losses	(66,224)	(68,202)	(68,537)	(69,366)	(69,493)
NET LOANS	$2,859,233	$2,851,878	$2,811,005	$2,832,843	$2,766,831

DEPOSITS
(Dollars In Thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2013	2013	2012	2012
Demand deposits	$1,610,662	$1,648,712	$1,590,709	$1,646,756	$1,455,568
Savings deposits	937,521	916,481	891,061	831,952	837,409
Certificates and other time deposits of $100,000 or more	190,866	205,467	224,505	236,470	256,077
Other certificates and time deposits	422,151	448,885	481,446	502,927	527,304
Brokered deposits	94,646	113,248	123,087	128,278	118,393
TOTAL DEPOSITS	$3,255,846	$3,332,793	$3,310,808	$3,346,383	$3,194,751